UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.             )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Philip Morris International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! PHILIP MORRIS INTERNATIONAL INC. 2025 Virtual Annual Meeting Vote by 11:59 P.M. EDT, on May 6, 2025 You invested in PHILIP MORRIS INTERNATIONAL INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 7, 2025. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V62690-P27740-Z89542 Get informed before you vote View the Notice, Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting any such material(s) prior to April 23, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. PHILIP MORRIS INTERNATIONAL INC. ATTN: DARLENE QUASHIE HENRY VICE PRESIDENT, ASSOCIATE GENERAL COUNSEL AND CORPORATE SECRETARY 677 WASHINGTON BLVD., SUITE 1100 STAMFORD, CT 06901 Vote by Internet or Telephone by 11:59 p.m. EDT, on May 6, 2025, or Virtually at the Meeting May 7, 2025 9:00 A.M. EDT Virtually at: www.virtualshareholdermeeting.com/PM2025

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V62691-P27740-Z89542 1. Election of Directors 1a. Brant Bonin Bough For 1b. André Calantzopoulos For 1c. Michel Combes For 1d. Werner Geissler For 1e. Victoria Harker For 1f. Lisa A. Hook For 1g. Kalpana Morparia For 1h. Jacek Olczak For 1i. Robert B. Polet For 1j. Dessislava Temperley For 1k. Shlomo Yanai For 2. Advisory Vote Approving Executive Compensation For 3. Ratification of the Selection of Independent Auditors For